STOCK PURCHASE AND SALE AGREEMENT

        THIS STOCK PURCHASE AND SALE AGREEMENT (this “Agreement”) is made and entered into to be effective as of November 8, 2004, by and among Oil America Group, Inc., a Texas corporation (the “Company), American Energy Production, Inc., a Delaware corporation (“Purchaser”), and Joe T. Christopher, an individual residing in Dallas, Texas (“Christopher”, who is referred to herein as the “Seller”).

RECITALS:

        WHEREAS, Seller, in aggregate, own all of the outstanding shares of common stock, no par value, of the Company (the “Company Shares”);

        WHEREAS, Seller desirer to sell, convey, and transfer all of its Company Shares (the “Seller’ Company Shares”), and Purchaser desires to purchase all of the Seller’s Company Shares, upon the terms and conditions set forth in this Agreement

        NOW, THEREFORE, in consideration of the mutual promises, covenants and representations set forth herein, the parties hereto agree as follows:

AGREEMENTS:

I. SALE AND PURCHASE OF COMPANY SHARES

1.01 Seller hereby agrees to sell, transfer and convey to Purchaser good and indefeasible title to the Seller Company Shares free and clear of all encumbrances. The purchase price to be paid by Purchaser to the Seller for the Seller Company Shares (the “Purchase Price”) is $72,000.00 and shall be paid as follows:

1.01.1 Issuance of Purchaser Shares at Closing. Upon the execution of this Agreement (“Closing”), Purchaser shall issue to Seller the following amount of Purchaser’s common stock, par value $0.0001 per share (each such share being referred to herein as a “Purchaser Shares”:

Christopher             4,000,000

II. REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANY

        Seller and the Company severally represent and warrant to Purchaser that:

2.01 Seller has full legal power and authority to execute, deliver and perform this Agreement, and has taken all actions necessary to secure all approvals required in connection therewith.

2.02 This Agreement has been duly executed by, and constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, moratorium, insolvency or similar laws of general application affecting enforcement of rights of creditors.

2.03 Seller owns good and marketable title to the Company Shares free and clear of all liens, security interests, and other encumbrances, and the Company Shares have not been pledged or hypothecated to any person or entity.

2.04 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, with all requisite corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

2.05 No consent, authorization or approval of any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements contemplated hereby on the part of the Company or Seller.

2.06 Seller has furnished to Purchaser a true and correct copy of the Company’s balance sheet, statement of income, changes in stockholder equity and cash flow dated September 30, 2004 attached hereto as Exhibit A (the “Financial Statements”). The Financial Statements are in accordance with the books and records of the Company and fairly present the assets and liabilities of the Company as of the date indicated.

2.07 To the knowledge of the Company and the Seller, there are no unfair labor practice charges or complaints or racial, color, religious, sex, national origin, age or handicap discrimination charges or complaints pending or threatened against the Company before any federal, state or local court, board, department, commission or agency nor does any basis therefor exist.

2.08 The Company has no employee benefit plans within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) sponsored by the Company or to which the Company contributes or may be obligated to contribute on behalf of its employees.

2.09 The Company has good, valid and marketable title to all tangible and intangible personal property owned by it.

2.10 Unless otherwise disclosed in the disclosure schedule attached hereto as Exhibit B(the “Disclosure Schedule”), to the knowledge of the Company and the Seller, the Company owns all patents, trade-marks, service marks and copyrights, if any, necessary to conduct its business, or possesses adequate licenses or other rights, if any, therefor, without conflict with the rights of others.

2.11 To the knowledge of the Company and the Seller, the Company has the right to use, free and clear of any claims or rights of others all trade secrets, customer lists and proprietary information required for the marketing of all merchandise formerly or presently sold or marketed by the Company. To the knowledge of the Company and the Seller, the Company is not using or in any way making use of any confidential information or trade secrets of any third party, including, without limitation, any past or present employee of the Company.

2.12 Unless otherwise disclosed in the Disclosure Schedule, to the knowledge of the Company and the Seller, the Company has complied with all material non-labor laws, regulations and licensing requirements and has filed with the proper authorities all necessary statements and reports with respect to the operation of the Company. To the knowledge of the Company and the Seller, there are no existing violations by the Company of any federal, state or local non-labor law or regulation that could have a material adverse affect the property or business of the Corporation.

2.13 To the knowledge of the Company and the Seller, there are no legal actions or administrative proceedings or investigations instituted, or threatened, against or affecting, or that could affect, the Company, the Seller Company Shares, or the business of the Company.

2.14 All of the equipment owned by the Company is in good condition and repair for its intended use in the ordinary course of business and there are no known latent defects therein.

2.15 The Disclosure Schedule contains certain of the disclosures made by Seller to Purchaser regarding the Company and the transaction contemplated herein.

2.16 The representations and warranties of the Seller and the Company contained in this Article II shall survive the Closing hereunder and continue in full force and effect for a period of two years thereafter.

III. REPRESENTATIONS AND WARRANTIES OF PURCHASER

        Purchaser represents and warrants to Seller that:

3.01 The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

3.02 The Purchaser has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms and conditions except as such enforceability may be limited by bankruptcy, moratorium, insolvency or similar laws of general application affecting enforcement of rights of creditors. The Purchaser need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

3.03 Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Purchaser is subject or any provision of its charter or bylaws.

3.04 The Purchaser is not acquiring the Company Shares with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act 1933.

3.05 At the Closing, the Purchaser Shares will have been duly and validly issued to the Seller and clear of any security interests.

IV. DOCUMENTATION

4.01 Seller hereby agrees to, upon the execution hereof, simultaneously execute and deliver to Purchaser the following:

4.01.1 all legal and financial records and documents in his possession;

4.01.2 a certificate representing Seller Company Shares or a stock power reasonably acceptable to Purchaser; and

4.01.3 such other documents and showings as shall reasonably be required to effectuate the terms of this Agreement.

4.02 Purchaser hereby agrees to, upon the execution hereof, simultaneously execute and deliver to Seller the following:

4.02.1 a certificate representing Purchaser Shares for Seller described in Section 1.01 hereof; and

4.02.2 any such documents and showings as shall be reasonably required to effectuate the terms of this Agreement.

V. INDEMNIFICATION

        Purchaser shall indemnify, defend and hold Seller, each of Seller’s agents, attorneys, successors and assigns harmless from, against and in respect of any and all damages, losses, liabilities, claims, causes of action, suits, threats, costs and expenses (including reasonable attorneys’ fees), whether foreseen or unforeseen, known or unknown, whether now or hereafter existing, resulting from, relating to or arising out of, whether directly or indirectly, any (a) act, omission, misrepresentation, breach of contract or breach of warranty by Purchaser which relates to this transaction or (b) which arise after the Closing and relates to the existence, operation, administration, or management of the Company or its assets other than those that arise due to the gross negligence or willful misconduct of Seller in the operation, administration, or management of the Company or its assets. The foregoing sentence shall survive the Closing of the transaction described herein.

        Seller shall indemnify, defend and hold Purchaser, Purchaser’s agents, attorneys, successors and assigns harmless from, against and in respect of any and all damages, losses, liabilities, claims, causes of action, suits, threats, costs and expenses (including reasonable attorneys’ fees) (collectively, the “Claims”), whether foreseen or unforeseen, known or unknown, whether now or hereafter existing, resulting from, relating to or arising out of, whether directly or indirectly, any breach of any representation, warranty or covenant of the Company or Seller contained herein. Notwithstanding any other provision of this Agreement, in no event shall Seller be obligated to indemnify, defend or hold harmless Purchaser, Purchaser’s agents, attorneys, successors or assigns with respect to any Claim to the extent such Claim exceeds the value (as of the date of Closing) of the Purchaser Shares received by Seller pursuant to the provisions of Section 1.01.

VI. FURTHER AGREEMENTS

        In addition to the agreements and covenants set forth elsewhere herein, the parties agree as follows:

6.01 Seller, Company and Purchaser shall each pay their own legal, accounting and other related expenses related to the preparation and execution of this Agreement.

6.02 Each of the parties hereto hereby agree that they and it will from time to time, upon the reasonable request of any other party hereto, take such further action as the other may reasonably request to carry out the transactions contemplated by this Agreement.

6.03 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be considered one and the same agreement. This Agreement shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. For purposes hereof, delivery shall be deemed effective upon exchange of signed copies of this Agreement by facsimile, provided that originally signed counterparts of this Agreement are promptly transmitted to the other parties hereto.

6.04 This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective heirs, administrators, legal and personal representatives, successors and assigns.

6.05 This Agreement, together with the documents and agreements referred to herein to be executed and delivered contemporaneously herewith, contain the complete agreement between the parties and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

6.06 The internal law, without regard to conflicts of laws principles, of the State of Texas will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

6.07 The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

6.08 If any legal action is brought by any of the parties to enforce, or which relate to, this Agreement, it is expressly agreed that the prevailing party in such legal action shall be entitled to recover from the other party or parties its reasonable attorneys’ fees and expenses in addition to any other relief that may be awarded. For purposes of this paragraph, the prevailing party is the party in whose favor final judgment is entered. In the event that declaratory or injunctive relief alone is granted, the court may determine which party, if any, is the prevailing party.

6.09 Time is of the essence with respect to each provision of this Agreement.

6.10 Each party irrevocably and unconditionally agrees that any suit, action or other legal proceeding arising out of this Agreement may be brought in Dallas County, Texas.

Signature page to follow.

EXECUTED to be effective as of the date first written above.

PURCHASER:

AMERTICAN ENERGY PRODUCTION, INC.

By:_________________________________

Its: Chief Executive Officer

Name: Charles Bitters

SELLER:

__________________
Joe T. Christopher

COMPANY:

OIL AMERICA GROUP, INC.

By:_________________________________

Its: President

Name: Joe T. Christopher